CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Michael Perry, Principal Executive Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    August 23, 2010          /s/ Michael Perry
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                                  Michael Perry, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    August 23, 2010          /s/ Robert Aufenanger
     ----------------------       ----------------------------------------------
                                  Robert Aufenanger, Principal Financial Officer